UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐   Preliminary Proxy Statement

☐   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐   Definitive Proxy Statement

☑   Definitive Additional Materials

☐   Soliciting Material Pursuant to §240.14a-12

HENRY SCHEIN, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your **Vote** Counts!

HENRY SCHEIN, INC.

2025 Annual Meeting
Vote by May 21, 2025
11:59 PM EDT



HENRY SCHEIN®
SOLUTIONS FOR HEALTH CARE PROFESSIONALS

HENRY SCHEIN, INC.
135 DURYEA ROAD, MAIL STOP E-365
MELVILLE, NY 11747

V70225-P29723

You invested in HENRY SCHEIN, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 22, 2025.**

Get informed before you vote

View the Combined Document, Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 8, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 22, 2025
10:30 a.m. EDT

Virtually at:
www.virtualshareholdermeeting.com/HSIC2025

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Incumbent Directors	
	Nominees:	
1a.	Mohamad Ali	For
1b.	Stanley M. Bergman	For
1c.	Deborah Derby	For
1d.	Carole T. Faig	For
1e.	Joseph L. Herring	For
1f.	Robert J. Hombach	For
1g.	Kurt P. Kuehn	For
1h.	Philip A. Laskawy	For
1i.	Anne H. Margulies	For
1j.	Scott Serota	For
1k.	Bradley T. Sheares, Ph.D.	For
1l.	Reed V. Tuckson, M.D., FACP	For
2.	Election of Max Lin as a director, provided certain conditions are satisfied.	For
3.	Election of William K. "Dan" Daniel as a director, provided certain conditions are satisfied.	For
4.	Proposal to approve, by non-binding vote, the 2024 compensation paid to the Company's Named Executive Officers.	For
5.	Proposal to ratify the selection of BDO USA, P.C. as the Company's independent registered public accounting firm for the fiscal year ending December 27, 2025.	For

NOTE: Such other business as may properly come before the meeting or any adjournments or postponements thereof.

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V70226-P29723